UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2006
MRO SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	0-23852	04-2448516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Crosby Drive, Bedford, Massachusetts	01730
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 280-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 8.01. OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
EXHIBIT INDEX
SIGNATURE
Ex-2.3 Agreement and Plan of Merger
Ex-99.1 Amendment No. 1 to Rights Agreement
Ex-99.2 Press Release dated August 3, 2006

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     (a) On August 3, 2006, MRO Software, Inc., a Massachusetts corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, International Business Machines Corporation, a New York corporation (“IBM”) and Kennesaw Acquisition Corporation, a Massachusetts corporation and a wholly-owned subsidiary of IBM (“Sub”) pursuant to which IBM will acquire all of the outstanding equity interests of the Company.
     The following is a brief summary of the transaction. This summary is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.3 to this Current Report, and any reports, definitive proxy statements or information statements filed prior to or subsequent to this Current Report by the Company under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act in the form filed with the Securities Exchange Commission that relate to the transaction.
     In accordance with the Merger Agreement, the Company will merge (the “Merger”) with and into Sub, with the Company continuing as the surviving corporation and a wholly owned subsidiary of IBM. The merger consideration will consist of $25.80 in cash per share of Common Stock, par value $0.01 per share, of the Company issued and outstanding immediately prior to the Effective Time (other than shares held by the Company or IBM, which will be canceled and retired). The Merger is described in detail in the Merger Agreement attached and filed herewith as Exhibit 2.3.
     The transaction has been approved by the Company’s board of directors and is subject to stockholder approval, regulatory approvals and other customary closing conditions. The Company expects the transaction to close in the fourth quarter of calendar year 2006.
     The Merger Agreement contains representations and warranties that the Company and IBM made to each other as of the date of the Merger Agreement or other specific dates, and such representations and warranties should not be relied upon by any other person. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the Company and IBM and are subject to important qualifications and limitations agreed to by the Company and IBM in connection with negotiating the Merger Agreement. Accordingly, you should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date since they are modified in important part by the underlying disclosure schedules and are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk between the Company and IBM rather than establishing matters as facts.
     (b) On August 3, 2006 the Company and American Stock Transfer & Trust Company, as successor to BankBoston, N.A., entered into Amendment No. 1 (the “Rights Agreement Amendment”) to the Rights Agreement dated as of January 27, 1998 (the “Rights Agreement”) between the Company and BankBoston, N.A. The purpose and effect of the Rights Agreement Amendment was to make the Rights Agreement inapplicable to the execution, delivery and performance of the Merger Agreement, the consummation of the Merger and the other transactions contemplated by the Merger Agreement. The Rights Agreement Amendment in its entirety is attached and filed herewith as Exhibit 99.1.
ITEM 8.01. OTHER EVENTS.
     On August 3, 2006, the Company and IBM issued a press release announcing that they had entered into the Merger Agreement, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference in its entirety.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits:

Exhibit No.	Description of Exhibit
2.3	Agreement and Plan of Merger by and among MRO Software, Inc., International Business Machines Corporation and Kennesaw Acquisition Corporation, dated August 3, 2006*
99.1	Amendment No. 1, dated as of August 3, 2006, by and between MRO Software, Inc. and American Stock Transfer & Trust Company, as the successor to BankBoston, N.A.
99.2	Press Release dated August 3, 2006 issued by MRO Software, Inc. and International Business Machines Corporation

*	Exhibits and schedules are omitted but will be furnished to the Commission supplementally upon request.
     Other information provided through any internet addresses or links noted in the press release furnished with this Form 8-K shall not be considered furnished or otherwise incorporated in this Form 8-K.
EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.3	Agreement and Plan of Merger by and among MRO Software, Inc., International Business Machines Corporation and Kennesaw Acquisition Corporation, dated as of August 3, 2006*
99.1	Amendment No. 1, dated as of August 3, 2006, by and between MRO Software, Inc. and American Stock Transfer & Trust Company, as the successor to BankBoston, N.A
99.2	Press Release dated August 3, 2006 issued by MRO Software, Inc. and International Business Machines Corporation

*	Exhibits and schedules are omitted but will be furnished to the Commission supplementally upon request.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRO SOFTWARE, INC., a Massachusetts corporation (Registrant)
	By:	/s/ Craig Newfield
		Name:	Craig Newfield
Date: August 4, 2006		Title:	Vice President and General Counsel

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